FPA Global Equity ETF

Ticker: FPAG

A series of Investment Managers Series Trust III

Supplement dated November 26, 2024, to the currently effective

Prospectus and Statement of Additional Information (“SAI”).

Effective December 1, 2024, First Pacific Advisors, LP (the “Advisor”), the investment advisor to the FPA Global Equity ETF (the “Fund”), has voluntarily agreed to waive all of its management fee and pay all of the Fund’s operating expenses (subject to certain exclusions described below) until January 31, 2025. This voluntary agreement is in addition to the Advisor’s current contractual expense limitation arrangement with the Fund. Accordingly, the following disclosure is added under the heading titled “Management Fee” on page 21 of the Prospectus and the heading titled “The Advisor” beginning on page 34 of the SAI.

In addition, the Advisor has voluntarily agreed to waive all of its management fee and pay all of the Fund’s operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Advisor))) from December 1, 2024, through January 31, 2025. The Advisor will not seek recoupment of any management fee it waives or Fund expenses it pays during such period pursuant to this voluntary agreement.

 Please retain this Supplement with your records.